GOODWILL	12 Months Ended
Dec. 31, 2020
Changes in goodwill [abstract]
GOODWILL	GOODWILL
The following table provides a reconciliation of goodwill:

(MILLIONS)	Notes	Total
Balance, as at December 31, 2018		$948
Foreign exchange and other(1)		1
Balance, as at December 31, 2019		949
Acquired through acquisition	3	41
Foreign exchange		(20)
Balance, as at December 31, 2020(2)		$970
(1)Represents adjustments to the purchase price allocation of the assets acquired and liabilities assumed from the Saeta acquisition.
(2)Includes goodwill of $784 million (2019: $821 million) in the hydroelectric segment, $72 million (2019: $66 million) in the wind segment and $114 million (2019: $62 million) in the solar segment.
The goodwill related to the hydroelectric segment was created as a result of recording the deferred tax liabilities assumed in the purchase price allocations of business combinations. The deferred tax liabilities are measured in accordance with IAS 12 in the purchase price allocations rather than at fair value. As a result, the goodwill recorded does not represent ‘core’ goodwill, but rather goodwill created as a result of accounting concepts or ‘non-core’ goodwill. In order to avoid an immediate impairment of this ‘non-core’ goodwill, Brookfield Renewable removed from the carrying value any ‘non-core’ goodwill supported by the existence, as of the impairment testing date, of the original deferred tax liability that created the goodwill. As at December 31, 2020, we performed an impairment test at the level that goodwill is monitored by management. In performing this impairment test, management removed the ‘non-core’ goodwill that continued to be supported by the existence of the original deferred tax liability that gave rise to the goodwill from the carrying value of the applicable assets. The remaining goodwill relating to the wind and solar segments is not significant compared to the total balance as at December 31, 2020 and no impairment of the goodwill was recorded during the year.